SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                           _________________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):   December 15, 1994





                            TRANSCO ENERGY COMPANY
              (Exact Name of Registrant as Specified in Charter)



 Delaware                      1-7513                      74-1758039
(State or Other               (Commission                 (IRS Employer
 Jurisdiction of               File Number)                Identification No.)
 Incorporation)


                 2800 Post Oak Boulevard, Houston, Texas 77056
              (Address of Principal Executive Offices) (Zip Code)



     Registrant's telephone number, including area code:   (713) 439-2000

Item 5.  Other Events.

      On November 14, 1994, Continental Energy Associates Limited Partnership, a Massachusetts limited partnership (the "Partnership"), filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court, Middle District of Pennsylvania (the "Bankruptcy Court"). The Partnership owns a cogeneration electric facility in Hazleton, Pennsylvania (the "Facility").

      TEVCO-Mission Assets Partnership owns a 22.5% limited partnership interest in the Partnership. TEVCO-Mission Assets Partnership is a general partnership in which TM Cogeneration Company ("TMCC"), a subsidiary of Transco Energy Company ("Transco"), owns a 50% partnership interest. As of November 30, 1994, TMCC's investment in the Partnership was $2,008,000, against which potential loss Transco has established a reserve in the same amount in its financial statements.

      Hazleton Pipeline Company ("HPC"), a subsidiary of Transco, owns a 15 mile pipeline connecting the Facility to Transcontinental Gas Pipe Line Corporation's interstate natural gas pipeline system. This pipeline, which is leased to UGI Corporation, a local gas distribution company, transports natural gas to the Facility. As of November 30, 1994, HPC's investment in the pipeline was $4,867,634. Transco has not established a reserve with respect to the connecting pipeline because Transco believes the Facility will continue to operate.

      Hazleton Fuel Management Company ("HFMC"), a subsidiary of Transco, supplies natural gas and fuel oil to the Facility. As of November 30, 1994, it had current outstanding receivables of approximately $15,000,000, for which Transco has established a reserve of approximately $2,000,000.

      The construction of the Facility was funded by several banks that have a security interest in all of the Partnership's assets. HFMC has asserted to the Bankruptcy Court that payment of its receivables are superior to the lien of the banks and intends to vigorously pursue the collection of such amounts. The Bankruptcy Court has authorized the prepayment to HFMC of all future gas deliveries to the Facility through January 1, 1995. HFMC intends to seek authorization from the Bankruptcy Court for prepayment of all future gas deliveries.

      Although no assurances can be given, Transco believes that the ultimate resolution of the Partnership's reorganization proceeding will not have a material adverse effect on its financial position or its results of operations.

                              SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                    TRANSCO ENERGY COMPANY
                                    (Registrant)


                                    By:   /s/ Nick A. Bacile
                                          _____________________________
                                                Nick A. Bacile
                                          Vice President and Controller
                                          (Principal Accounting Officer)


Dated:  December 15, 1994

                               SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                    TRANSCO ENERGY COMPANY
                                    (Registrant)


                        By:__________________________________________
                                          Nick A. Bacile
                                          Vice President and Controller
                                          (Principal Accounting Officer)

Dated:  December 15, 1994